UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 8, 2003

DiaSys Corporation
(Exact name of registrant as specified in its charter)

Delaware	811-3584	06-1339248
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

81 West Main Street, Waterbury, Connecticut		06702
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 755-5083

N/A
(Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Conditions

On September 8, 2003, DiaSys Corporation issued an earnings release announcing its financial results for the quarter ended June 30, 2003.  A copy of the earnings release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIASYS CORPORATION

By: /s/ Gregory Witchel
Gregory Witchel, President

Dated:  September 8, 2003

Exhibit Index

99.1    Press Release of DiaSys Corporation dated September 8, 2003.